UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05795 )

Exact name of registrant as specified in charter: Putnam High Yield Municipal Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: March 31, 2007

Date of reporting period: April 1, 2006— September 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Municipal Trust

9|30|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Yield
Municipal Trust

9| 30| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Shareholder meeting results	53

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, pessimism pervaded the markets as leading economic indicators began to point toward slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August and September, the Federal Reserve (the Fed) left the federal funds rate unchanged at 5.25%, without ruling out the possibility of future rate increases to combat inflation growth. The Fed’s pause in its rate-raising program, as well as continued strong corporate profitability and a fall in energy and commodity prices, contributed to a more favorable market environment. Accordingly, equity and bond markets rebounded strongly as your fund’s reporting period drew to a close.

We would like to take this opportunity to announce that a new Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had an outstanding career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended September 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Yield Municipal Trust: potential for high
current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam High Yield Municipal Trust helps investors reduce the impact of both by investing in lower-rated, higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. These bonds are backed by either the issuing state, city, or town, or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. This analysis helps the management team identify bonds that it believes to have attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector, and the bond

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

issuer. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

This active management and in-depth research are invaluable for investors seeking to benefit from these bonds’ investment potential.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. This fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Putnam High Yield Municipal Trust seeks high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities and investment-grade municipal bonds. The fund invests in a nationally diversified portfolio and draws on Putnam’s extensive research capabilities to help manage the additional risk associated with high-yield bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.

Highlights

• For the six months ended September 30, 2006, Putnam High Yield Municipal Trust returned 4.57% at net asset value (NAV) and 4.05% at market price.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 3.44% .

• The average return for the Lipper High Yield Municipal Debt Funds (closed-end) category was 5.16% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 9/30/06

Since the fund's inception (5/25/89), average annual return is 6.52% at NAV and 5.27% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price
10 years	5.31%	3.15%	67.80%	36.35%

5 years	6.03	3.79	34.00	20.42

3 years	7.22	7.24	23.26	23.32

1 year	7.33	8.01	7.33	8.01

6 months	—	—	4.57	4.05

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Your fund’s emphasis on high-yield tax-exempt bonds helped it outperform its benchmark, the Lehman Municipal Bond Index, for the six months ended September 30, 2006, based on results at NAV. For defensive purposes during the period, we shortened the fund’s duration to make it less sensitive to changes in interest rates, and kept its quality higher than that of other bond funds with comparable goals. The fund’s smaller weighting to strong-performing lower-rated bonds, caused its performance to lag the average for the fund’s Lipper category. In addition, yields on long-term bonds declined more than yields in shorter issues, “flattening” the yield curve. The portfolio was not positioned for this development and it consequently detracted from results.

Market overview

Following a string of 17 increases in the federal funds rate — including two that occurred during the reporting period —the Fed suspended its credit-tightening program in August, opting to hold the benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases are possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

As the market anticipated the Fed’s rate-tightening pause, bond yields declined across the maturity spectrum during the final three months of the period, resulting in an impressive rally, especially among intermediate-term bonds. Tax-exempt bonds continued to outperform comparable Treasury bonds, especially among intermediate- and long-term maturities.

A generally healthy economy, coupled with robust demand, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of lower-rated bonds was primarily the result of strong demand from buyers searching for higher yields. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds. Limited issuance of tobacco settlement-related securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that detracted from results as rates declined across the maturity spectrum. In order to keep the fund’s duration relatively short, we limited exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. In light of the changing interest-rate environment, by the end of the period we had extended the fund’s duration modestly,

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 9/30/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	3.44%

Lehman Aggregate Bond Index (broad bond market)	3.73%

Lehman Government Bond Index (U.S Treasury and agency securities)	3.56%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	3.22%

Equities

S&P 500 Index (broad stock market)	4.14%

S&P Utilities Index (utilities stocks)	12.14%

Russell 2000 Growth Index (small-company growth stocks)	–8.88%

but still maintained a defensive posture relative to the Lipper peer group.

The fund’s higher overall credit quality compared with other funds in its peer group held back performance, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. Although we believed valuations at the lower-quality tiers of the market had become stretched, we recently began to look with renewed interest at industrial development bonds (IDBs) backed by airlines.

Your fund’s holdings

Despite the Fed’s efforts to rein in the economy by raising interest rates, business has remained strong and rates are still relatively low, by historic standards. This made investors more confident and willing to accept greater risks in pursuit of income; they have been bidding up prices on lower-quality bonds. At the same time, the strong economy helped many lower-rated issuers improve their balance sheets. Some benefited from credit upgrades and some capitalized on their improving finances, refinancing debt at lower rates. These developments narrowed credit spreads (i.e., the difference in yield between lower-rated and higher-quality bonds) in the high-yield sector of the municipal bond market, causing higher-yielding bonds to outperform their lower-yielding counterparts.

The beleaguered airline industry has been a major beneficiary of investors’

Comparison of the fund's maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

growing confidence. Until midway through the period, we had steered clear of industrial development bonds (IDBs) issued for airlines. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s strength, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality. Mounting air traffic, falling jet fuel prices, and rising ticket prices have recently begun to stabilize the industry, in our view. However, prices for airline-related IDBs remain high, so we have been adding selectively to the fund’s positions in what we believe to be the strongest carriers. We recently purchased New York City Industrial Development Authority American Airlines JFK International Airport IDBs, which are secured by terminal space at JFK International Airport, one of the busiest in the nation. Your fund’s portfolio includes other airline-related IDBs, but it remains underweight in this industry compared to other funds in its peer group.

Many hospital bonds fall into the unrated, or lower-rated category as a result of ongoing challenges to their earnings prospects from Medicare, among other factors. The fund benefited when major bond-rating agencies upgraded bond ratings on securities issued for a hospital in Texas, as well as from other portfolio issues that

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

were pre-refunded. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at lower interest rates. The proceeds are then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bond’s perceived rating, and usually its price. Most recently, in July, bonds issued for skilled nursing provider Iowa Finance Authority Care Initiatives were pre-refunded. The price of these previously unrated bonds rose to reflect the new rating (now AAA) and the shortened effective maturity (from 2025 to 2011). We also continue to add to what we perceive to be solid health-care issues, including two recently purchased bonds issued in Florida for Halifax Hospital Medical Center, with intermediate maturities (2019 and 2021).

In spite of the legal challenges faced by the tobacco industry, your fund’s emphasis on tobacco settlement bonds continues to contribute positively to relative performance. The interest these bonds pay is secured by tobacco companies’ settlement obligations to the states, and they generally offer higher yields than bonds of comparable quality. An improving litigation environment has led to higher prices for these bonds. The most recent class action challenge to the industry, launched this spring, had relatively little lasting effect on the market. Moreover, we think tobacco settlement bonds provide valuable diversification, since their performance is not as closely tied to economic growth as are other, more economically sensitive holdings. The fund owns tobacco settlement bonds issued in California, the District of Columbia, Iowa, New Jersey, Rhode Island, Washington, and Wisconsin.

General obligation bonds issued by Puerto Rico were downgraded in May due to financial turmoil that led to a partial government shutdown. Prices of uninsured Puerto Rico bonds declined, providing us with an opportunity to add to the fund’s holdings at favorable price levels. We moved against market trends, using price weakness to purchase Puerto Rico Highway and Transportation bonds in May at what we believed were attractive valuations. As the fund’s fiscal period drew to a close, Puerto Rico bonds rallied as the legislature voted to raise taxes and cut spending, erasing the sector’s earlier underperformance.

In general, as credit spreads have narrowed during the past two years, we have been broadening the fund’s diversification, weighing the outlook for individual issues against their fundamental credit quality and such features as liquidity.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

It appears that the Fed has left the door open for future rate increases as it continues its efforts to engineer a “soft landing” for the economy. (A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits.) Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive near-term approach.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain, relative to your fund’s peer group, an overweight allocation to the sector, believing that the bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 9/30/06

				Lipper High Yield
			Lehman	Municipal
			Municipal	Debt Funds
		Market	Bond	(closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 5/25/89)	6.52%	5.27%	6.78%	6.38%

10 years	67.80	36.35	77.49	79.60
Annual average	5.31	3.15	5.90	6.00

5 years	34.00	20.42	28.66	39.73
Annual average	6.03	3.79	5.17	6.90

3 years	23.26	23.32	13.68	28.50
Annual average	7.22	7.24	4.37	8.70

1 year	7.33	8.01	4.45	8.85

6 months	4.57	4.05	3.44	5.16

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 15, 15, 13, 12, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 9/30/06

Distributions — common shares*

Number	6

Income[1]	$0.1884

Capital gains[2]	—

Total	$0.1884

	Series A
Distributions — preferred shares*	(900 shares)

Income[1]	$881.65

Capital gains[2]	—

Total	$881.65

Share value:	NAV	Market price

3/31/06	$7.82	$7.01

9/30/06	7.96	7.10

Current yield (end of period)

Current dividend rate[3]	4.73%	5.31%

Taxable equivalent[4]	7.28	8.17

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/05.

Trustee and Putnam employee fund ownership

As of September 30, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$29,000	$ 90,000,000

Putnam employees	$ 4,000	$418,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $100,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, Thalia Meehan, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2006, Portfolio Member Paul Drury became Portfolio Leader and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes follow the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	2006							•
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 75th percentile in management fees and in the 75th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses, and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses, and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining, and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

81st	92nd	92nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 15, 12, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-, three- and five-year periods ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that the fund is under-leveraged relative to its Lipper peer group and as such has had lower yields and returns in market conditions over the last several years.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2006, were 82%, 85%, and 70%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 13 out of 15, 11 out of 12, and 9 out of 12 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 9/30/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FRB Floating Rate Bonds
COP Certificate of Participation	FSA Financial Security Assurance
FGIC Financial Guaranty Insurance Company	GNMA Coll. Government National Mortgage
FHA Insd. Federal Housing Administration Insured	Association Collateralized
FHLMC Coll. Federal Home Loan Mortgage	G.O. Bonds General Obligation Bonds
Corporation Collateralized	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage Association	U.S. Govt. Coll. U.S. Government Collateralized
Collateralized

MUNICIPAL BONDS AND NOTES (124.4%)*

	Rating **	Principal amount	Value

Alabama (0.8%)
Butler, Indl. Dev. Board Solid Waste Disp.
Rev. Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$550,000	$564,361
Phenix City, Indl. Dev. Board Rev. Bonds
(Mead Coated Board), Ser. A, 5.3s, 4/1/27
(Prerefunded)	AAA	500,000	521,420
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/35	B/P	250,000	259,828
			1,345,609

Arizona (2.5%)
Apache Cnty., Indl. Dev. Auth. Poll.
Control Rev. Bonds (Tucson Elec.
Pwr. Co.), Ser. A, 5.85s, 3/1/28	Baa3	250,000	251,493
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	500,000	577,315
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 1/4s, 12/1/19	BB-/P	1,000,000	1,095,030
Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A,
7 1/8s, 10/1/32	Baa3	750,000	782,932
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B, 5 1/4s,
12/1/19	BBB	500,000	531,720
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	325,000	319,199
Queen Creek, Special Assmt. Bonds (Impt.
Dist. No. 001), 5s, 1/1/18	Baa2	200,000	206,600
Tempe, Indl. Dev. Auth. Sr. Living Rev.
Bonds (Friendship Village), Ser. A,
5 3/8s, 12/1/13	BB-/P	500,000	512,630
			4,276,919

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Arkansas (1.5%)
Independence Cnty., Poll. Control Rev.
Bonds (Entergy, Inc.), 5s, 1/1/21	A-	$400,000	$406,788
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AK, Inc.), 4.6s, 10/1/17	A-	260,000	263,377
Northwest Regl. Arpt. Auth. Rev. Bonds,
7 5/8s, 2/1/27 (Prerefunded)	BB/P	1,000,000	1,071,170
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B
5s, 2/1/25	Baa2	285,000	293,787
5s, 2/1/11	Baa2	500,000	520,660
			2,555,782

California (12.3%)
CA Rev. Bonds (Stanford Hosp. & Clinics),
Ser. A, 5s, 11/15/23	A2	1,000,000	1,044,330
CA Hlth. Fac. Fin. Auth. Rev. Bonds (CA-NV
Methodist), 5s, 7/1/26	A+	240,000	252,070
CA Poll. Control Fin. Auth. Solid Waste
Disp. Rev. Bonds (Waste
Management, Inc.), Ser. A-2, 5.4s, 4/1/25	BBB	560,000	595,913
CA State G.O. Bonds, 5s, 5/1/24	A1	1,000,000	1,055,600
CA Statewide Cmntys., Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
4 7/8s, 10/1/35	BBB-	200,000	200,940
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	1,500,000	1,583,580
CA Statewide Cmntys., Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt.
Cmntys.), Ser. A-3, 5.1s, 5/17/10	Baa2	875,000	895,991
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	645,000	654,243
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area),
6.1s, 9/1/21	BBB/P	1,000,000	1,067,510
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	500,000	521,500
(No 07-I Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB/P	250,000	264,133
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A1	375,000	391,286
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28	BB/P	350,000	363,475
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,000,000	2,082,020
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25	B-/P	385,000	341,264

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	AAA	$1,000,000	$1,117,640
Ser. 03 A-1, 5s, 6/1/21	BBB	415,000	416,826
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds (Assmt. Dist. No. 00-18-GRP
3), 5.55s, 9/2/26	BBB/P	500,000	516,050
Murrieta, Cmnty. Fac. Dist. Special Tax
(No. 2 The Oaks Impt. Area A), 6s, 9/1/34	BB+/P	250,000	263,980
Orange Cnty., Cmnty. Fac. Dist. Rev. Bonds
(Ladera Ranch — No. 1), 6s, 8/15/25
(Prerefunded)	AAA	1,000,000	1,100,600
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Ladera Ranch — No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	250,000	258,050
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1— Westpark), 5s, 9/1/20	BB/P	500,000	507,160
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/19	BB/P	100,000	103,134
(Dist. No. 1), 5s, 9/1/14	BB/P	1,045,000	1,071,710
Santaluz Cmnty., Facs. Dist. No. 2 Special
Tax Rev. Bonds (Impt. Area No. 1),
Ser. B, 6 3/8s, 9/1/30	BBB/P	735,000	742,460
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB-/P	835,000	925,497
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1),
zero %, 9/1/14	B/P	1,115,000	647,113
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB-/P	2,000,000	2,057,020
			21,041,095

Colorado (0.6%)
CO. Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), Ser. B, 3 3/4s,
6/1/34	A3	1,000,000	987,210

Connecticut (0.5%)
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	799,425

Delaware (0.7%)
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,032,270
Sussex Cnty., Rev. Bonds (First Mtge. —
Cadbury Lewes), Ser. A, 5.9s, 1/1/26	B/P	150,000	156,540
			1,188,810

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

District of Columbia (0.6%)
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, 6 1/4s, 5/15/24	Baa2	$950,000	$1,011,950

Florida (9.3%)
CFM Cmnty., Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. B, 5 7/8s, 5/1/14	BB-/P	750,000	769,950
Double Branch Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 6.7s, 5/1/34	BB/P	980,000	1,078,833
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B
5 1/8s, 11/1/09	BB/P	150,000	150,492
5s, 11/1/07	BB/P	25,000	25,058
FL State Mid-Bay Bridge Auth. Rev. Bonds,
Ser. A, 6.05s, 10/1/22	BBB/P	770,000	800,561
Fleming Island, Plantation Cmnty. Dev.
Dist. Special Assmt. Bonds, Ser. B,
7 3/8s, 5/1/31	BB/P	350,000	374,955
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
U.S. Govt. Coll., 7 1/4s, 10/1/29
(Prerefunded)	AAA/F	500,000	575,155
5 1/4s, 6/1/21	BBB+	525,000	556,379
5 1/4s, 6/1/19	BBB+	655,000	697,857
Heritage Harbour Marketplace Cmnty., Dev.
Dist. Special Assmt., 5.6s, 5/1/36	BB-/P	400,000	409,272
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt., Ser. B, 5s, 11/1/09	BB/P	235,000	235,754
Islands at Doral III, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	495,000	517,706
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Cypress Cove Hlth. Pk.),
Ser. A, 6 3/8s, 10/1/25	BB-/P	1,100,000	1,131,086
Lee Cnty., Indl. Dev. Auth. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29	BBB-	1,075,000	1,101,972
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	BB+	500,000	555,990
North Springs, Impt. Dist. Special Assmt.
Rev. Bonds (Parkland Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB-/P	755,000	766,325
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	495,000	518,567
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	500,000	557,710
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	750,000	793,658
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-2, 5 3/8s, 5/1/13	BB-/P	750,000	766,410

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Florida continued
South Village, Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 5.7s, 5/1/35	BB-/P	$495,000	$509,721
Tampa Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds (New Port), Ser. A, 5 7/8s, 5/1/38	BB-/P	400,000	407,900
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	600,000	611,202
Tern Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 3/8s, 5/1/37	BB-/P	200,000	202,784
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB-/P	125,000	127,218
Verandah, West Cmnty. Dev. Dist. Rev.
Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB-/P	485,000	522,219
Verano Ctr. Cmnty. Dev. Dist. Special
Assmt. (Cmnty. Infrastructure), Ser. B,
5s, 11/1/13	BB-/P	200,000	201,414
Wentworth Estates Cmnty., Dev. Dist.
Special Assmt. Bonds,
Ser. B, 5 1/8s, 11/1/12	BB-/P	135,000	136,971
Ser. A, 5 5/8s, 5/1/37	BB-/P	275,000	282,609
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	300,000	321,510
6 1/4s, 5/1/22	BB-/P	200,000	213,372
			15,920,610

Georgia (4.5%)
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08	A2	2,000,000	2,034,080
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	2,000,000	2,294,720
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	175,000	184,639
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	2,400,000	2,402,712
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.),
7.4s, 1/1/16	B+/P	730,000	731,832
			7,647,983

Idaho (0.8%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	625,000	633,194
Madison Cnty., Hosp. COP
5 1/8s, 9/1/14	BBB-	500,000	522,610
5 1/8s, 9/1/13	BBB-	250,000	260,838
			1,416,642

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Illinois (2.3%)
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing),
5 5/8s, 3/1/36	BB-/P	$250,000	$261,220
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt Obligation),
5.65s, 11/15/24 (Prerefunded)	A2	750,000	799,988
IL Fin. Auth. Rev. Bonds (Landing At
Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	211,972
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	250,000	257,128
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	212,271	194,073
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	500,000	533,640
IL State Toll Hwy. Auth. Rev. Bonds,
Ser. A-1, FSA, 5s, 1/1/22	Aaa	1,500,000	1,611,180
			3,869,201

Indiana (2.1%)
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	1,000,000	1,059,870
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	528,750
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	2,000,000	2,008,620
			3,597,240

Iowa (3.8%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives),
Ser. A, 5s, 7/1/19	BBB-	910,000	919,018
9 1/4s, 7/1/25 (Prerefunded)	AAA/P	2,125,000	2,656,250
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6 1/8s, 11/15/32	BB/P	550,000	571,549
IA State Higher Ed. Loan Auth. 5s, 10/1/22	BBB-/F	800,000	825,216
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	500,000	511,250
Ser. B, zero %, 6/1/34	BBB	1,000,000	971,890
			6,455,173

Kentucky (0.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	305,000	316,880

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Louisiana (1.1%)
Desoto Parish, Rev. Bonds (Intl. Paper Co.
Project), Ser. A, 5s, 10/1/12	BBB	$250,000	$261,170
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (Hlth. Care — St. James
Place), Ser. A, 7s, 11/1/26	B-/P	1,320,000	1,337,833
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	250,000	264,083
			1,863,086

Maine (1.1%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	805,000	817,944
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	1,000,000	1,092,510
			1,910,454

Maryland (2.2%)
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/15	Baa1	500,000	551,065
(Edennwald), Ser. A, 5.2s, 1/1/24	BB/P	150,000	153,933
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel
School), Ser. A, 6s, 5/1/35	B/P	200,000	215,100
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A-3, 4.95s, 12/31/49	A3	2,000,000	2,032,080
Westminster, Econ. Dev. Rev. Bonds
(Carroll Lutheran Village)
Ser. A, 6 1/4s, 5/1/34	BB/P	600,000	632,856
Ser. A, 5 7/8s, 5/1/21	BB/P	150,000	156,171
			3,741,205

Massachusetts (5.5%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB-/P	1,000,000	1,016,260
MA State Dev. Fin. Agcy. Rev. Bonds
(Boston Biomedical Research), 5 3/4s, 2/1/29	Baa3	1,000,000	1,045,490
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A,
9s, 12/15/15	BBB-/P	750,000	931,890
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	350,000	385,158
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,575,000	1,731,287
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	1,350,000	1,475,348
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,061,090
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	500,000	509,285

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Massachusetts continued
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB-/P	$250,000	$250,955
(TNG Marina Bay LLC), U.S. Govt. Coll.,
7 1/2s, 12/1/27 (Prerefunded)	AAA	390,000	416,294
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB-	600,000	600,888
			9,423,945

Michigan (4.4%)
Dickinson Cnty., Econ. Dev. Corp. Poll.
Control Rev. Bonds (Intl. Paper Co.),
Ser. A, 4.8s, 11/1/18	BBB	900,000	913,815
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A,
5 3/4s, 9/1/17	Ba1	500,000	500,315
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), Ser. A, 5s, 11/15/22	BB-/P	200,000	201,154
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,066,210
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/30	BBB	500,000	509,435
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	1,000,000	997,110
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds (Genesee Pwr. Station),
7 1/2s, 1/1/21	B/P	455,000	463,545
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S.
Govt. Coll., 5 3/4s, 10/1/22
(Prerefunded)	AAA/P	1,350,000	1,547,599
Midland Cnty., Econ. Dev. Corp. Rev. Bonds
6 7/8s, 7/23/09	B	500,000	513,570
6 3/4s, 7/23/09	B	250,000	256,788
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	480,000	510,658
			7,480,199

Minnesota (2.2%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A	1,500,000	1,537,695
Duluth, Econ. Dev. Auth. Hlth. Care Fac.
Rev. Bonds (BSM Properties, Inc.),
Ser. A, 5 7/8s, 12/1/28	B+/P	275,000	276,359
Inver Grove Heights, Nursing Home Rev.
Bonds (Presbyterian Homes Care),
5 3/8s, 10/1/26	B/P	200,000	201,224
MN State Higher Ed. Fac. Auth. Rev. Bonds
(The College of St. Catherine),
Ser. 5-N1, 5s, 10/1/18	Baa1	1,000,000	1,038,230

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Minnesota continued
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	$350,000	$382,228
(Healtheast), Ser. B, 5.85s, 11/1/17	Baa3	250,000	258,125
			3,693,861

Mississippi (1.0%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.),
Ser. B, 6.7s, 4/1/22	Baa2	1,000,000	1,210,910
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	495,000	515,330
			1,726,240

Missouri (2.9%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A, 5 1/2s, 6/1/16	A+	1,000,000	1,080,190
Kansas City, Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (First Mtge. Bishop Spencer),
Ser. A, 6 1/2s, 1/1/35	BB-/P	500,000	525,960
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. D, GNMA Coll.,
FNMA Coll., 5.55s, 9/1/34	Aaa	1,410,000	1,447,760
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. A-1, GNMA Coll, FNMA Coll, 7 1/2s,
3/1/31	AAA	405,000	426,959
Ser. B-1, GNMA Coll., FNMA Coll., 7.45s,
9/1/31	AAA	420,000	438,333
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	390,000	403,182
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll., 6 3/4s,
3/1/34	AAA	640,000	676,557
			4,998,941

Montana (0.2%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	150,000	157,589
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B3	250,000	264,463
			422,052

Nevada (4.6%)
Clark Cnty., G.O. Bonds (Pk. & Regl.
Justice Ctr.), FGIC, 5 5/8s, 11/1/19
(Prerefunded)	Aaa	3,500,000	3,712,835
Clark Cnty., Impt. Dist. Special Assmt.
(Summerlin No. 151), 5s, 8/1/20	BB/P	425,000	431,915

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Nevada continued
Clark Cnty., Local Impt. Dist. Special
Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB-/P	$250,000	$259,280
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.55s, 3/1/17	BB/P	760,000	784,761
(No. T-14), 5.8s, 3/1/23	BB/P	220,000	227,405
(No. T-16), 5 1/8s, 3/1/25	BB-/P	200,000	203,420
(No. T-17), 5s, 9/1/18	BB/P	100,000	101,825
(No. T-18), 5s, 9/1/16	BB-/P	500,000	515,350
Las Vegas, Local Impt. Board Special
Assmt. (Dist. No. 607), 5.9s, 6/1/18	BB-/P	325,000	341,770
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 — Summerlin Area), 5.65s, 6/1/23	BB/P	250,000	259,018
Washoe Cnty., Wtr. Fac. Mandatory Put
Bonds (Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	1,000,000	1,004,330
			7,841,909

New Hampshire (2.4%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Riverwoods at Exeter),
Ser. A, 6 3/8s, 3/1/13	BB+/P	595,000	608,572
Ser. 05, 6 3/8s, 1/1/27	BBB-	605,000	618,643
Ser. 05, 6 3/8s, 1/1/27 (Prerefunded)	BBB-	220,000	225,810
(NH College), 6 3/8s, 1/1/27 (Prerefunded)	BBB-	175,000	179,622
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A,
6 7/8s, 5/1/33	B/P	600,000	636,828
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB	600,000	613,884
NH State Bus. Fin. Auth. Rev. Bonds
(Franklin Regl. Hosp. Assn.), Ser. A,
6.05s, 9/1/29 (Prerefunded)	BBB-/P	480,000	505,718
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds, 3 1/2s, 7/1/27	Baa2	650,000	638,164
NH State Bus. Fin. Auth. Swr. & Solid
Waste Rev. Bonds (Crown Paper Co.),
7 7/8s, 7/1/26 (In default) †	D/P	1,394,189	14
			4,027,255

New Jersey (5.8%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27
(Prerefunded)	Aaa	600,000	619,548
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba3	1,500,000	1,532,145
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	1,000,000	1,070,520
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	200,000	207,946
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,000,000	1,078,460
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	500,000	552,035

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

New Jersey continued
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	$2,400,000	$1,077,432
Tobacco Settlement Fin. Corp. Rev. Bonds,
6 3/8s, 6/1/32	BBB	3,410,000	3,743,259
			9,881,345

New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	600,000	615,114
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	390,000	403,088
			1,018,202

New York (11.0%)
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev.
Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	774,420
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.)
5 3/4s, 7/1/15	BB	325,000	338,367
5s, 7/1/10	BB	155,000	157,311
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A	775,000	810,340
Niagara Cnty., Indl. Dev. Agcy. Rev.
Bonds, Ser. C, 5 5/8s, 11/15/24	Baa3	400,000	430,348
NY City, G.O. Bonds, Ser. C, 5 1/4s, 8/1/11	AA-	1,000,000	1,068,780
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	B-/P	200,000	215,112
Ser. A, 6 1/4s, 3/1/15	B-/P	500,000	532,380
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	820,000	858,524
(Brooklyn Polytech. U. Project J),
6 1/8s, 11/1/30	BB+	200,000	213,176
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I, LLC),
Ser. A, 5 1/2s, 7/1/28	Baa3	1,300,000	1,342,861
NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl., Arpt.),
7 5/8s, 8/1/25	B	250,000	294,275
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(American Airlines — JFK Intl., Arpt.),
7 1/2s, 8/1/16	B	1,750,000	2,001,738
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	1,000,000	966,810

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
Ser. B, 5 1/4s, 11/15/29	Aaa	$1,000,000	$1,078,410
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	250,000	258,558
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa2	425,000	431,843
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	1,400,000	1,437,940
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $1,200,000) ‡	BB/P	1,200,000	1,257,180
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. — 4th Installment), 6 3/4s, 10/1/11	BB+/P	500,000	507,965
Port. Auth. NY & NJ Special Obligation
Rev. Bonds, 7s, 10/1/07	BB+/P	100,000	100,617
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	1,000,000	1,101,510
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Jefferson’s Ferry), Ser. A, 7 1/4s,
11/1/28 (Prerefunded)	AAA	1,000,000	1,124,170
(Jefferson’s Ferry), 5s, 11/1/15	BBB-	525,000	551,150
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st
Mtge. — Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	800,000	845,368
			18,699,153

North Carolina (3.7%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds, Ser. C, 5.3s, 1/1/15	Baa2	1,500,000	1,602,405
NC Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds
(Deerfield), Ser. A, 5s, 11/1/23	A-/F	250,000	260,613
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	610,000	634,138
(First Mtge. — Pines at Davidson), Ser. A,
5s, 1/1/18	A-/F	835,000	888,306
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. — Givens Estates), Ser. A,
6 1/2s, 7/1/32	BB-/P	750,000	807,863
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	690,000	703,345
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	100,000	102,338
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	150,000	154,110
NC State Muni. Pwr. Agcy. Rev. Bonds (No.
1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,091,040
			6,244,158

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

North Dakota (0.7%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group),
7 1/8s, 8/15/24	Baa2	$1,000,000	$1,109,510

Ohio (3.7%)
Coshocton Cnty., Env. Rev. Bonds (Smurfit-
Stone Container Corp.), 5 1/8s, 8/1/13	CCC+	600,000	601,842
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	1,000,000	1,107,750
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22
(Prerefunded)	A2	1,500,000	1,667,490
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College), 4.85s, 7/1/14	A+	1,000,000	1,054,010
OH State Wtr. Dev. Auth. Poll. Control
Fac. Mandatory Put Bonds (Cleveland
Elec.), Class A, 3 3/4s, 10/1/08	Baa2	1,250,000	1,246,200
Toledo-Lucas Cnty., Port Auth. Rev. Bonds
(CSX Transn, Inc.), 6.45s, 12/15/21	Baa2	500,000	610,805
			6,288,097

Oklahoma (1.0%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. D-2, GNMA
Coll., FNMA Coll., 7.1s, 9/1/26	Aaa	305,000	319,137
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	245,000	258,681
OK State Indl. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	AAA	580,000	612,677
5 3/4s, 8/15/29 (Prerefunded)	AAA	420,000	447,901
			1,638,396

Oregon (1.1%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	1,000,000	1,041,890
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	845,000	869,243
			1,911,133

Pennsylvania (6.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds (Hlth. Syst.), Ser. B
9 1/4s, 11/15/22	Ba3	195,000	232,210
9 1/4s, 11/15/15	Ba3	605,000	720,694
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6s, 1/15/14	Baa1	750,000	769,448
(Env. Impt.), 5 1/2s, 11/1/16	Ba1	600,000	637,158

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Pennsylvania continued
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A
6 1/8s, 1/1/25	BB/P	$550,000	$585,294
5.1s, 1/1/12	BB/P	400,000	404,364
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	690,000	721,795
Central Bucks, School Dist. G.O. Bonds,
FGIC, 5 1/2s, 5/15/16	Aaa	2,000,000	2,186,200
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A+	250,000	267,535
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B/P	400,000	425,000
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Northampton Generating),
Ser. A, 6.6s, 1/1/19	B+	2,000,000	2,000,380
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/12	A	1,280,000	1,364,301
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	260,000	282,721
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	750,000	864,915
			11,462,015

Puerto Rico (1.2%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.),
Ser. A, 5 1/4s, 7/1/25	BBB	700,000	754,159
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, 5s, 7/1/28	BBB	270,000	279,026
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,096,740
			2,129,925

Rhode Island (1.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, 6 1/8s, 6/1/32	BBB	2,025,000	2,146,136

South Carolina (1.8%)
Lexington Cnty. Hlth. Svcs. Dist. Inc.
Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A2	1,250,000	1,340,213
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	600,000	695,490
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	890,000	1,011,263
(Palmetto Hlth.), Ser. C, 6s, 8/1/20	Baa1	110,000	120,204
			3,167,170

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

South Dakota (1.2%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtg.), Ser. H, 5s, 5/1/28	AAA	$780,000	$794,695
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,302,950
			2,097,645

Tennessee (2.6%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (First Mtge. — Mountain
States Hlth.), Ser. A, 7 1/2s, 7/1/33	BBB+	1,500,000	1,751,820
Johnson City, Hlth. & Edl. Facs. Board
Retirement Fac. Rev. Bonds (Appalachian
Christian Village), Ser. A, 6 1/4s, 2/15/32	BB-/P	400,000	418,008
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.), 5.05s, 9/1/12	Baa2	1,085,000	1,146,140
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA/P	625,000	719,231
6 1/2s, 9/1/26 (Prerefunded)	AAA/P	375,000	431,539
			4,466,738

Texas (4.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement),
5 7/8s, 11/15/18 #	BB/P	1,000,000	1,024,240
Fort Worth, Higher Ed. Fin. Corp. Rev.
Bonds (Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	400,000	404,324
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth. Care
Syst.), Ser. A, 5 1/4s, 12/1/18	A+	700,000	751,289
Houston, Arpt. Syst. Rev. Bonds (Continental
Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B-	1,450,000	1,545,787
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s,
2/15/28 (Prerefunded)	BBB	250,000	261,608
Sabine River Auth. Rev. Bonds
(TXU Electric), Ser. C, 5.2s, 5/1/28	BBB+	500,000	521,280
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Rev. Bonds (Northwest Sr. Hsg.
Edgemere), Ser. A, 5 3/4s, 11/15/16	BB-/P	125,000	133,079
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/29	Baa3	2,150,000	2,246,643
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds, Ser. C, GNMA/FNMA Coll.,
6.9s, 7/2/24 #	AAA	1,300,000	1,310,452
			8,198,702

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Utah (0.9%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7 1/2s, 2/1/10	BB-	$800,000	$805,416
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	750,000	796,808
			1,602,224

Vermont (1.1%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	1,830,000	1,847,879

Virginia (1.9%)
Henrico Cnty. Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	400,000	428,240
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	600,000	641,088
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (VA Baptist Homes),
Ser. A, 5 1/4s, 7/1/25	B+/P	250,000	256,678
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	200,000	201,090
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	500,000	535,320
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	1,000,000	1,066,860
Winchester, Indl. Dev. Auth. Residential
Care Fac. Rev. Bonds
(Westminster-Canterbury), Ser. A,
5.2s, 1/1/27	BB/P	200,000	204,148
			3,333,424

Washington (0.6%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	975,000	1,071,925

West Virginia (0.5%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	825,000	833,786

Wisconsin (2.0%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds,
6 3/8s, 6/1/32	BBB	1,500,000	1,621,905
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan),
5 3/4s, 8/15/30	A2	1,600,000	1,723,504
			3,345,409

MUNICIPAL BONDS AND NOTES (124.4%)* (continued)

	Rating **	Principal amount	Value

Wyoming (0.2%)
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	Baa3	$300,000	$320,115

Total municipal bonds and notes (cost $200,638,786)			$212,372,763

COMMON STOCKS (—%)* (cost $1,428,752)

		Shares	Value

Tembec, Inc. (Canada) †		29,974	$37,353

TOTAL INVESTMENTS

Total investments (cost $202,067,538)			$212,410,116

* Percentages indicated are based on net assets of $170,667,911.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2006. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2006 was $1,257,180 or 0.7% of net assets.

# A portion of this security was and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2006.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at September 30, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following industry group concentrations greater than 10% at September 30, 2006 (as a percentage of net assets):

Health care 49.3%
Utilities 12.3

FUTURES CONTRACTS OUTSTANDING at 9/30/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	161	$17,398,063	Dec - 06	$(179,093)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $202,067,538)	$212,410,116

Cash	1,576,765

Interest and other receivables	3,399,131

Receivable for securities sold	130,671

Receivable for variation margin (Note 1)	15,094

Total assets	217,531,777

LIABILITIES

Distributions payable to shareholders	674,638

Accrued preferred shares distribution payable (Note 1)	13,500

Payable for securities purchased	463,074

Payable for shares of the fund repurchased	276,879

Payable for compensation of Manager (Note 2)	296,044

Payable for investor servicing and custodian fees (Note 2)	14,703

Payable for Trustee compensation and expenses (Note 2)	52,803

Payable for administrative services (Note 2)	2,153

Other accrued expenses	70,072

Total liabilities	1,863,866

Series A remarketed preferred shares: (8,000 shares
authorized; 900 shares issued at $50,000 per share) (Note 4)	45,000,000

Net assets applicable to common shares outstanding	$170,667,911

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$187,463,081

Undistributed net investment income (Note 1)	164,877

Accumulated net realized loss on investments (Note 1)	(27,123,532)

Net unrealized appreciation of investments	10,163,485

Total — Representing net assets applicable to common shares outstanding	$170,667,911

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($170,667,911 divided by 21,431,032 shares)	$7.96

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 9/30/06 (Unaudited)

INTEREST INCOME	$5,806,530

EXPENSES

Compensation of Manager (Note 2)	592,642

Investor servicing fees (Note 2)	42,358

Custodian fees (Note 2)	50,487

Trustee compensation and expenses (Note 2)	19,733

Administrative services (Note 2)	7,385

Preferred share remarketing agent fees	57,188

Other	111,506

Total expenses	881,299

Expense reduction (Note 2)	(39,684)

Net expenses	841,615

Net investment income	4,964,915

Net realized gain on investments (Notes 1 and 3)	67,142

Net realized loss on futures contracts (Note 1)	(11,638)

Net unrealized appreciation of investments and futures contracts during the period	2,537,180

Net gain on investments	2,592,684

Net increase in net assets resulting from operations	$7,557,599

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt income	(793,484)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$6,764,115

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE/(DECREASE) IN NET ASSETS

	Six months ended	Year ended
	9/30/06*	3/31/06

Operations:
Net investment income	$ 4,964,915	$ 9,767,504

Net realized gain (loss) on investments	55,504	(886,738)

Net unrealized appreciation of investments	2,537,180	2,629,108

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt income	(793,484)	(1,208,039)

Net increase in net assets resulting from operations
(applicable to common shareholders)	6,764,115	10,301,835

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From tax exempt income	(4,072,010)	(8,351,237)

Decrease from shares repurchased (Note 5)	(2,408,049)	(3,370,432)

Total increase (decrease) in net assets	284,056	(1,419,834)

NET ASSETS

Beginning of period	170,383,855	171,803,689

End of period (including undistributed net investment
income of $164,877 and $65,456, respectively)	$170,667,911	$170,383,855

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	21,777,146	22,267,310

Shares repurchased (Note 5)	(346,114)	(490,164)

Common shares outstanding at end of period	21,431,032	21,777,146

Remarketed preferred shares outstanding at beginning
and end of period	900	900

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
	9/30/06	3/31/06	3/31/05	3/31/04	3/31/03	3/31/02

Net asset value,
beginning of period
(common shares)	$7.82	$7.72	$7.76	$7.53	$7.79	$8.22

Investment operations:
Net investment income (a)	.23	.44	.43	.47	.55	.61

Net realized and unrealized
gain (loss) on investments	.13	.07	(.05)	.22	(.26)	(.46)

Total from
investment operations	.36	.51	.38	.69	.29	.15

Distributions to
preferred shareholders:
From net investment income	(.04)	(.05)	(.03)	(.02)	(.03)	(.04)

Total from
investment operations:
(applicable to
common shareholders)	.32	.46	.35	.67	.26	.11

Distributions to
common shareholders:
From net investment income	(.19)	(.38)	(.39)	(.44)	(.52)	(.54)

Total distributions	(.19)	(.38)	(.39)	(.44)	(.52)	(.54)

Increase from
shares repurchased	.01	.02	—	—	—	—

Net asset value,
end of period
(common shares)	$7.96	$7.82	$7.72	$7.76	$7.53	$7.79

Market value,
end of period
(common shares)	$7.10	$7.01	$6.67	$7.04	$6.97	$7.59

Total return at
market value (%)
(common shares) (b)	4.05*	10.92	0.50	7.54	(1.55)	(1.23)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$170,668	$170,384	$171,804	$172,815	$167,734	$173,406

Ratio of expenses to
average net assets (%)(c,d)	.52*	1.15	1.19	1.16	1.17	1.15

Ratio of net investment
income to average net
assets (%)(c)	2.45*	4.93	5.26	5.84	6.70	7.04

Portfolio turnover (%)	3.31*	22.39	24.67	36.95	34.56	18.38

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Municipal Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high-yielding, tax-exempt municipal securities constituting a portfolio that the fund’s manager, Putnam Investment Management, LLC, (“Putnam Management”), an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management. The fund invests a substantial portion of its assets in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2006, the fund had a capital loss carryover of $25,277,774 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 3,861,203	March 31, 2007

1,445,345	March 31, 2008

1,742,951	March 31, 2009

865,353	March 31, 2010

678,750	March 31, 2011

12,315,216	March 31, 2012

4,095,518	March 31, 2013

273,438	March 31, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2007, $1,070,983 of losses recognized during the period November 1, 2005 to March 31, 2006.

The aggregate identified cost on a tax basis is $202,039,101, resulting in gross unrealized appreciation and depreciation of $12,379,162 and

$2,008,147, respectively, or net unrealized appreciation of $10,371,015.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2006 was 3.65% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended September 30, 2006, the fund incurred $92,845 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended September 30, 2006, the fund’s expenses were reduced by $39,684 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended September 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,118,831 and $6,831,190, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Remarketed preferred shares

The Series A Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended September 30, 2006, the fund repurchased 346,114 common shares for an aggregate purchase price of $2,408,049, which reflects a weighted-average discount from net asset value per share of 11.67% .

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on October 30, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common and Preferred shares

	Votes for		Votes withheld

Jameson A. Baxter	17,855,589		1,758,019

Charles B. Curtis	17,851,551		1,762,057

Myra R. Drucker	17,869,610		1,743,998

Charles E. Haldeman, Jr.	17,864,760		1,748,848

Paul L. Joskow	17,866,823		1,746,785

Elizabeth T. Kennan	17,853,543		1,760,065

George Putnam, III	17,865,759		1,747,849

W. Thomas Stephens	17,872,029		1,741,579

Richard B. Worley	17,868,840		1,744,768

		Preferred shares

	Votes for		Votes withheld

John A. Hill	701		25

Robert E. Patterson	701		25

A proposal to convert the fund to an open-end investment company and approve certain related changes to the fund’s Agreement and Declaration of Trust was defeated as follows:

	Common shares

Votes for	Votes against	Abstentions	Broker non-votes

2,971,019	4,879,152	267,342	11,495,370

	Preferred shares

Votes for	Votes against	Abstentions	Broker non-votes

2	89	0	635

All tabulations rounded to the nearest whole number.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*,†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund‡
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
State tax-free income funds:	more conservative over time based on a
Arizona, California, Florida, Massachusetts,	target date for withdrawing assets.
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania	The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President

	Officers	Francis J. McNamara, III
Marketing Services	George Putnam, III	Vice President and
Putnam Retail Management	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer,	Chief Compliance Officer
Putnam Fiduciary	Associate Treasurer, and
Trust Company	Compliance Liaison	Mark C. Trenchard
Vice President and
Legal Counsel	Jonathan S. Horwitz	BSA Compliance Officer
Ropes & Gray LLP	Senior Vice President
	and Treasurer	Judith Cohen
Trustees		Vice President, Clerk and
John A. Hill, Chairman	Steven D. Krichmar	Assistant Treasurer
Jameson Adkins Baxter,	Vice President and
Vice Chairman	Principal Financial Officer
Charles B. Curtis		Wanda M. McManus
Myra R. Drucker		Vice President, Senior Associate
Charles E. Haldeman, Jr.	Michael T. Healy	Treasurer and Assistant Clerk
Paul L. Joskow	Assistant Treasurer and
Elizabeth T. Kennan	Principal Accounting Officer	Nancy E. Florek
Kenneth R. Leibler		Vice President, Assistant Clerk,
	Beth S. Mazor	Assistant Treasurer and
	Vice President	Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA711 238291 11/06

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the period, Portfolio Member Paul Drury was named Portfolio Leader following the departure of Portfolio Leader David Hamlin. In addition, Brad Libby and Thalia Meehan were named Portfolio Members of the fund.

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Brad Libby	2006	Putnam	Tax Exempt Specialist.
		Management	Previously, Analyst.
2001 – Present

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed
		Management	Income Team
		1989 – Present	Previously, Director, Tax Exempt
			Fixed Income and Investment
			Grade Teams

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the period. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
Portfolio			Other accounts that		account programs and
Leader or	Other SEC-registered open-		pool assets from more		single-sponsor defined
Member	end and closed-end funds		than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Brad Libby	20	$9,613,700,000	3	$900,000	3	$481,100,000
Thalia Meehan	20	$9,613,700,000	3	$900,000	3	$481,900,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of September 30, 2005 and September 30, 2006 by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

April 1 - April 30,
2006	51,147	$6.90	51,147	1,685,420
May 1 - May 31,
2006	60,171	$6.88	60,171	1,625,249
June 1 - June 30,
2006	35,970	$6.84	35,970	1,589,279
July 1 - July 31,
2006	36,294	$6.85	36,294	1,552,985
August 1 - August
31, 2006	79,547	$7.02	79,547	1,473,438
September 1 -
September 30,
2006	82,985	$7.08	82,985	1,390,453

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,113,366 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,226,731 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Municipal Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 5, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 5, 2006